UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

September 12, 2019

Date of Report

(Date of earliest event reported)

GENWORTH FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32195	80-0873306
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street, Richmond, VA		23230
(Address of principal executive offices)		(Zip Code)

(804) 281-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $.001 per share	GNW	NYSE (New York Stock Exchange)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On September 12, 2019, Genworth Financial, Inc. (the “Company” or “Genworth”) issued a press release announcing that its Board of Directors set December 12, 2019 as the date of the 2019 annual meeting of stockholders of the Company (the “2019 Annual Meeting”) that will be held if the previously announced merger transaction contemplated under the Agreement and Plan of Merger (the “Merger Agreement”), dated October 21, 2016, by and among the Company, Asia Pacific Global Capital Co., Ltd., a limited liability company incorporated in the People’s Republic of China (“Parent”) and a subsidiary of China Oceanwide Holdings Group Co., Ltd. (“Oceanwide”), and Asia Pacific Global Capital USA Corporation, a Delaware corporation and an indirect, wholly owned subsidiary of Parent (“Merger Sub”), is not completed by such date. If held, the 2019 Annual Meeting will be at 3:00 p.m. local time at The Westin Richmond, 6631 West Broad Street, Richmond, Virginia 23230. Holders of record of the Company’s Class A common stock on October 18, 2019 will be entitled to notice of, and to vote at, the 2019 Annual Meeting.

Genworth and Oceanwide remain committed to satisfying the closing conditions under the Merger Agreement. The 2019 Annual Meeting has been scheduled in order to ensure that the Company remains in compliance with the listing standards of the New York Stock Exchange, which require each listed issuer to hold an annual meeting of stockholders no later than one year after the end of the issuer’s most recently completed fiscal year, in the event that the merger transaction is not completed prior to December 12, 2019 and the Company continues to be a listed issuer on the New York Stock Exchange at that time. In the event the proposed merger is completed by December 12, 2019, the 2019 Annual Meeting will not be held.

As disclosed in Genworth’s proxy statement for its 2018 annual meeting of stockholders, the deadline for the receipt of stockholder proposals submitted under Rule 14a-8 of the Securities Exchange Act of 1934 for inclusion in the Company’s proxy materials for the 2019 Annual Meeting was July 5, 2019.

In addition, Genworth’s bylaws establish an advance notice procedure with regard to director nominations and other business proposals stockholders intend to be presented at the 2019 Annual Meeting outside of Rule 14a-8 of the Exchange Act. For these nominations or other business proposals to be properly brought before the meeting by a stockholder, the stockholder must deliver written notice to Genworth not later than the close of business on September 23, 2019. Such nominations and other business proposals must comply with all requirements set forth in the Company’s bylaws.

All notices of intention to present director nominations or other business proposals at the 2019 Annual Meeting, whether or not intended to be included in Genworth’s proxy materials, should be addressed to: Corporate Secretary, Genworth Financial, Inc., 6620 West Broad Street, Richmond, Virginia 23230.

A copy of the press release announcing the date of the 2019 Annual Meeting and the deadline for stockholder nominations and proposals is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release issued by the Company, dated September 12, 2019

104	Cover Page Interactive File (the cover page tags are embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will” or words of similar meaning and include, but are not limited to, statements regarding the closing of the transaction with Oceanwide, the receipt of required approvals relating thereto and the any capital contribution resulting therefrom, as well as statements regarding the sale of Genworth MI Canada Inc. (“Genworth Canada”). Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual outcomes and results may differ materially from those in the forward-looking statements and factors that may cause such a difference include, but are not limited to, risks and uncertainties related to: (i) the risk that the sale of Genworth Canada may not be completed in a timely manner or at all, which may adversely affect Genworth’s business and the price of Genworth’s common stock; (ii) the ability of the parties to obtain regulatory approvals, or the possibility that they may delay the sale of Genworth Canada or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals; (iii) the risk that a condition to closing of the sale of Genworth Canada may not be satisfied or the risk that the transaction with Oceanwide might not close regardless of a sale of Genworth Canada; (iv) continued availability of capital and financing to Genworth before the consummation of the sale of Genworth Canada; (v) changes in applicable laws or regulations; (vi) Genworth’s ability to recognize the anticipated benefits of the sale of Genworth Canada; (vii) Genworth’s and/or Oceanwide’s inability to obtain regulatory approvals or clearances, or the possibility that regulatory approvals may further delay the transaction with Oceanwide or will not be received prior to December 31, 2019 (and either or both of the parties may not be willing to further waive their contractual termination rights beyond December 31, 2019) or that materially burdensome or adverse regulatory conditions may be imposed in connection with any such regulatory approvals or clearances (including those conditions that either or both of the parties may be unwilling to accept) or that with continuing delays, circumstances may arise that make one or both parties unwilling to proceed with the transaction with Oceanwide or unable to comply with the conditions to existing regulatory approvals; (viii) the impact of changes in interest rates and political instability; (ix) further rating agency actions and downgrades in Genworth’s financial strength ratings; (x) the amount of the costs, fees, expenses and other charges related to the commitment letter from Brookfield Business Partners L.P.; (xi) market conditions that may make it difficult to obtain funding; (xii) potential further impairments to Genworth’s access to funding due to its credit or financial strength ratings and its financial condition; (xiii) the sufficiency of Genworth’s internal liquidity sources to meet its needs and its access to capital may be limited or unavailable; (xiv) the risk that the transaction with Oceanwide may not be completed in a timely manner or at all; (xv) the risk that existing and potential legal proceedings may be instituted against Genworth in connection with the sale of Genworth Canada or the transaction with Oceanwide that may delay the sale of Genworth Canada or the transaction with Oceanwide, make them more costly or ultimately preclude them; and (xvi) other risks and uncertainties described in the Definitive Proxy Statement, filed with the SEC on January 25, 2017, and Genworth’s Annual Report on Form 10-K, filed with the SEC on February 27, 2019. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Actual results may vary materially from those contained in the forward-looking statements. Accordingly, forward-looking statements should not be relied upon as representing Genworth’s views as of any subsequent date, and Genworth does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2019	GENWORTH FINANCIAL, INC.

	By:	/s/ Ward E. Bobitz
Ward E. Bobitz
Executive Vice President and General Counsel